Exhibit 10.1

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND CONSENT OF GUARANTORS

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT OF AGENT AND LENDERS (this “Amendment”) is dated as of July 22, 2005, and entered into by and among FLEETWOOD ENTERPRISES, INC. (“Fleetwood”), FLEETWOOD HOLDINGS INC. (“Holdings”) and its Subsidiaries listed on the signature pages hereof (collectively, “FMC”), FLEETWOOD RETAIL CORP. (“Retail”) and its Subsidiaries listed on the signature pages hereof (collectively, “FRC”), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders.

Recitals

Whereas, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of July 1, 2005 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Any terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement;

Whereas, the Borrowers have requested certain amendments to the Credit Agreement; and

Whereas, the Majority Lenders and the Agent are willing to agree to the amendments requested by the Loan Parties, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Majority Lenders, and the Agent agree as follows:

1.                                       AMENDMENTS TO CREDIT AGREEMENT.  Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1                                 Amendment to Section 1.8.  Section 1.8 shall be amended by deleting  the first sentence thereof and replacing it with following:

“All Obligations of Fleetwood under this Agreement and the other Loan Documents, and all rights of contribution, indemnity, subrogation and reimbursement relating to the Obligations of any Loan Party with respect to Fleetwood, are “Senior Indebtedness” under each of the 2003 Subordinated Debentures and the 2005 Subordinated Debentures.”

1.2                                 Amendment to Section 6.29.  Section 6.29 shall be amended by deleting  the first sentence thereof and replacing it with following:

“All Obligations of Fleetwood under the Loan Documents are “Senior Indebtedness” under the 2003 Subordinated Debentures and the 2005 Subordinated Debentures.”

1.3                                 Amendment to Section 7.10.  Section 7.10 shall be amended by deleting sub-clause (iv) of clause (a) thereof and replacing it with the following:

“(iv) subject to the subordination provisions contained in each of the Subordinated Debentures, the New Subordinated Debentures, the 2003 Subordinated Debentures, and the 2005 Subordinated Debentures, as applicable, Fleetwood may make payments in respect of the Subordinated Debentures, the New Subordinated Debentures, the 2003 Subordinated Debentures and the 2005 Subordinated Debentures, and Fleetwood Trust may make related Distributions in connection therewith, subject to the limitations of Section 7.29 hereof;”

1.4                                 Amendment to Section 7.10.  Section 7.10 shall be amended by adding the following sub-clause (xi) to the end of the existing clause (a) thereof:

“; and (xi) for the avoidance of doubt, the issuance of the 2005 Subordinated Debentures, the cancellation of any Trust Securities (limited to those Trust Securities as defined in clause (a) or (d) of the definition thereof), the cancellation and/or forgiveness of any Subordinated Debentures, and the payment of the 2005 Consent Payment and Fractional Amounts, in each case, in connection with the 2005 Exchange Offer and, in each case, if and to the extent effected in compliance with Section 7.14 hereof, shall not constitute the direct or indirect declaration or making of any Distribution otherwise prohibited by this Section 7.10.”

1.5                                 Amendment to Section 7.10.  Section 7.10 shall be amended by adding the following clause (xi) to the end of the existing clause (c) thereof:

“; and (xi) for the avoidance of doubt, Fleetwood may acquire any Trust Securities (limited to those Trust Securities as defined in clause (a) or (d) of the definition thereof) in connection the 2005 Exchange Offer, if and to the extent such Trust Securities are acquired and thereafter cancelled pursuant to the 2005 Exchange Offer effected in compliance with Section 7.14 hereof.”

1.6                                 Amendment to Section 7.13.  Section 7.13 shall be amended by deleting clause (b) thereof and replacing it with the following clause (b):

“(b) the Subordinated Debt; provided that the aggregate principal amount of the Subordinated Debentures and the 2005 Subordinated Debentures shall not exceed the aggregate principal amount of the Subordinated Debentures outstanding immediately prior to commencement of the 2005 Exchange Offer;”

1.7                                 Amendment to Section 7.14.  Section 7.14 shall be amended by deleting clause (e) thereof and replacing it with the following clause (e):

“and (e) so long as no Default or Event of Default has occurred and is continuing on the date of the exchange, both before and after giving effect to the exchange, Fleetwood, or Fleetwood Trust, as applicable, may, on or prior to December 31, 2005, offer to exchange, and exchange any and all outstanding shares of Trust Securities (limited to those Trust Securities as defined in clause (a) or (d) of the definition thereof) validly tendered and not withdrawn prior to the applicable exchange offer expiration date, for newly issued 2005 Subordinated Debentures, and may pay the 2005 Consent Payment and the Fractional Amounts, in each case pursuant to the 2005 Exchange Offer, provided that no separate payment (in cash or otherwise) will be made for any deferred distributions to which the holders of any exchanged Trust Securities may otherwise be entitled pursuant to the terms thereof; and provided further that contemporaneously with such exchange Fleetwood’s obligations under Subordinated Debentures with an aggregate principal amount equal to or greater than the liquidation amount of the Trust Securities so exchanged shall be forgiven, cancelled or otherwise terminated in accordance with the terms thereof.”

1.8                                 Amendment to Section 7.15.  Section 7.15 shall be amended by adding the following sentence to the end of the existing Section 7.15:

“For the avoidance of doubt, the issuance of the 2005 Subordinated Debentures, the cancellation of any Trust Securities (limited to those Trust Securities as defined in clause (a) or (d) of the definition thereof), the cancellation and/or forgiveness of any Subordinated Debentures, and the payment of the 2005 Consent Payment and the Fractional Amounts, in each case, in connection with the 2005 Exchange Offer and, in each case, if and to the extent effected in compliance with Section 7.14 hereof, shall not constitute a transaction otherwise prohibited by this Section 7.15.”

1.9                                 Amendment to Section 7.29.  Section 7.29 shall be amended by deleting clause (a) thereof and replacing it with the following clause (a):

“(a)                            Other than pursuant to or as contemplated by the 2005 Exchange Offer and the 2005 Consent Solicitation, Fleetwood will not, and will not permit any of its Subsidiaries to, amend, supplement or otherwise modify the terms of the Subordinated Debentures, the New Subordinated Debentures, the 2003 Subordinated Debentures, the 2005 Subordinated Debentures or any Guaranty thereof, or the Trust Securities or any Guaranty thereof or add any Guaranty of any other Credit Party.”

1.10                           Amendment to Section 7.29.  Section 7.29 shall be amended by adding the following sentence to the end of the existing clause (b) thereof:

“For the avoidance of doubt, the cancellation of any Trust Securities (limited to those Trust Securities as defined in clause (a) or (d) of the definition thereof), the cancellation and/or forgiveness of any Subordinated Debentures, and the payment of the 2005 Consent Payment and the Fractional Amounts, in each case, in connection with the 2005 Exchange Offer and, in each case, if and to the extent effected in compliance with Section 7.14 hereof, shall not constitute the making of any payment or prepayment otherwise prohibited by this Section 7.29.”

1.11                           Amendment to Section 7.29.  Section 7.29 shall be amended by adding the following clause (d) to the end of the existing Section 7.29:

“(d)                           Fleetwood will not, and will not permit any of its Subsidiaries to, make any cash payments or prepayments with respect to the 2005 Subordinated Debentures other than, subject to the subordination provisions contained therein, (A) mandatory payments of interest (including any additional amounts on the 2005 Subordinated Debentures and any Fleetwood common stock issued upon conversion thereof) when due under the terms of the 2005 Subordinated Debentures (without acceleration), (B) mandatory payments in respect of fractional shares upon conversion of 2005 Subordinated Debentures, (C) mandatory payments to satisfy repurchase obligations with respect to 2005 Subordinated Debentures upon a fundamental change (as defined in the indenture under which the 2005 Subordinated Debentures are issued), (D) fees, indemnification payments, expense reimbursements and other customary payments made to any trustee, conversion agent, transfer agent, exchange agent, paying agent, depositary or custodian for the 2005 Subordinated Debentures or any agent or counsel for any of the foregoing, (E) payment of customary fees and expenses related to registering for resale under the Securities Act of 1933 the 2005 Subordinated Debentures and the Fleetwood common stock into which such debentures are convertible and (F) any other mandatory payments of principal and/or interest (including any additional amounts) or mandatory repurchase payments required under the terms of the indenture under which the 2005 Subordinated Debentures are issued.”

1.12                           Amendments to Annex A to Credit Agreement (Definitions).  Annex A will be amended as follows:

(a)                                  The definition of “Change of Control” in Annex A of the Credit Agreement shall be amended by adding the following clause (v) at the end of such definition:

“or (v) a “fundamental change” as such term is defined in the indenture under which 2005 Subordinated Debentures are issued.”

(b)                                 The definition of “Subordinated Debt” in Annex A of the Credit Agreement shall be amended by replacing such definition with the following:

““Subordinated Debt” means the unsecured Debt from time to time outstanding under the Subordinated Debentures, the New Subordinated Debentures, the 2003 Subordinated Debentures, the 2005 Subordinated Debentures and the maximum liability of Fleetwood on any subordinated Guaranty of the Trust Securities.”

(c)                                  Annex A of the Credit Agreement shall be amended by adding the following definitions thereto in the appropriate alphabetical order:

““2005 Consent Payment” payments of an aggregate amount up to $2,000,000 to holders of any Trust Securities (limited to those Trust Securities as defined in clause (a) or (d) of the definition thereof) in consideration for the granting of the consents requested pursuant to the 2005 Consent Solicitation in connection with the 2005 Exchange Offer.”

 ““2005 Consent Solicitation” means consent solicitation undertaken to effect the amendments of the Subordinated Debentures, and the underlying documents governing such Subordinated Debentures or otherwise related thereto, described in the exchange offer registration statement attached to the First Amendment as Exhibit A thereto.”

““2005 Exchange Offer” means that exchange offer by Fleetwood pursuant to which Fleetwood shall offer to exchange any and all outstanding shares of Trust Securities (limited to those Trust Securities as defined in clause (a) or (d) of the definition thereof) validly tendered and not withdrawn prior to the exchange offer expiration date, for newly issued 2005 Subordinated Debentures, subject to the terms and conditions in the exchange offer registration statement attached to the First Amendment as Exhibit A thereto.”

““2005 Subordinated Debentures” means up to $201,250,000 in aggregate principal amount of unsecured, convertible senior subordinated debentures to be issued by Fleetwood on or prior to December 31, 2005 on substantially the terms and conditions set forth in Exhibit A to the First Amendment.”

““First Amendment” means the First Amendment to this Agreement (and Consent of Guarantors), dated as of July 22, 2005.”

““Fractional Amounts” payments of an aggregate amount up to $2,000,000 to holders of any Trust Securities (limited to those Trust Securities as defined in clause (a) or (d) of the definition thereof) in connection with the cashing out of fractional shares allotted to such holders (and any distribution to the Fleetwood Trust to enable the foregoing payment to the holders of such Trust Securities) in connection with the 2005 Exchange Offer, subject to the terms and conditions in the exchange offer registration statement attached to the First Amendment as Exhibit A.”

2.                                       REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS.  In order to induce the Majority Lenders and the Agent to enter into this Amendment, each of Fleetwood and each Borrower represents and warrants to each Lender and the Agent that the following statements are true, correct and complete:

2.1                                 Power and Authority.  Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the “Consent”), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

2.2                                 Corporate Action.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

2.3                                 No Conflict or Violation or Required Consent or Approval.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

2.4                                 Execution, Delivery and Enforceability.  This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.  The Agent’s Liens in the Collateral continue to be valid, binding and enforceable first priority Liens which secure the Obligations.

2.5                                 No Default or Event of Default.  No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

2.6                                 No Material Adverse Effect.  No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

2.7                                 Representations and Warranties.  Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

3.                                       CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and each Lender and only if and when each of the following conditions is satisfied:

3.1                                 Consent of Guarantors.  Each of the Guarantors shall have executed and delivered to the Agent the Consent.

3.2                                 No Default or Event of Default; Accuracy of Representations and Warranties.  No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrowers shall have delivered to the Agent a certificate confirming such matters.

3.3                                 Delivery of Documents.  The Agent shall have received such documents as the Agent may reasonably request in connection with this Amendment.

3.4                                 Exhibit A.  Attached hereto as Exhibit A shall be the Form S-4 Registration Statement, dated July 22, 2005, pursuant to which the 2005 Debentures shall be offered to the holders of the Subordinated Debentures in exchange for such Subordinated Debentures, subject to the terms and conditions contained therein (the “Exchange Offer Registration Statement”), and such Exchange Offer Registration Statement shall be a true and accurate copy, in all respects, of the Exchange Offer Registration Statement filed with the Securities and Exchange Commission on such date.

4.                                       EFFECTIVE DATE.  This Amendment shall become effective (the “Effective Date”) on the date of the satisfaction of the conditions set forth in Section 4.

5.                                       EFFECT OF AMENDMENT; RATIFICATION.  This Amendment is a Loan Document.  From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.

6.                                       Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

7.                                       APPLICABLE LAW.  THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

8.                                       NO WAIVER.  The execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

9.                                       COMPLETE AGREEMENT.  This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.  The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

10.                                 CAPTIONS; COUNTERPARTS.  The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.
By: FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

First Amendment and Consent of Guarantors

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:
Name:	Boyd R. Plowman
Title:	Executive Vice President and Chief Financial Officer

First Amendment and Consent of Guarantors

FRC BORROWERS	FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF KENTUCKY

FLEETWOOD RETAIL CORP. OF MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

FLEETWOOD RETAIL CORP. OF OREGON

FLEETWOOD RETAIL CORP. OF VIRGINIA

By:
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

GUARANTOR	FLEETWOOD ENTERPRISES, INC., as the Guarantor

By:
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

First Amendment and Consent of Guarantors

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

BANK OF AMERICA, N.A., as the Agent and as a Lender

By:	/s/ John McNamara
Name:	John McNamara
Title:	Vice President

First Amendment and Consent of Guarantors

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Keith Alexander
Name:	KEITH ALEXANDER
Title:	VICE PRESIDENT

First Amendment and Consent of Guarantors

WELLS FARGO FOOTHILL, INC., fka FOOTHILL CAPITAL CORPORATION, as a Lender

By:	/s/ Juan Barrera
Name:	JUAN BARRERA
Title:	VICE PRESIDENT

First Amendment and Consent of Guarantors

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ Thomas H. Hopkins
Name:	Thomas H. Hopkins
Title:	Vice President

First Amendment and Consent of Guarantors

TEXTRON FINANCIAL CORPORATION, as a Lender

By:	/s/ Ralph J. Infante
Name:	Ralph J. Infante
Title:	Senior Vice President

First Amendment and Consent of Guarantors

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the FMC Borrowers and/or FRC Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 22nd day of July, 2005.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.
	By:	FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

First Amendment and Consent of Guarantors

FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

First Amendment and Consent of Guarantors

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:
Name:	Boyd R. Plowman
Title:	Executive Vice President and Chief Financial Officer

First Amendment and Consent of Guarantors

FRC BORROWERS	FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF KENTUCKY

FLEETWOOD RETAIL CORP. OF MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

FLEETWOOD RETAIL CORP. OF OREGON

FLEETWOOD RETAIL CORP. OF VIRGINIA

By:
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

OTHER GUARANTORS	FLEETWOOD ENTERPRISES, INC.
FLEETWOOD CANADA LTD.
FLEETWOOD INTERNATIONAL INC.

By:
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

First Amendment and Consent of Guarantors